INDEPENDENT DISTRIBUTOR AGREEMENT

      THIS INDEPENDENT DISTRIBUTOR AGREEMENT (this "Agreement") is made and entered into as of the 25th day of September, 1997 (the "Effective Date"), by and between PREMIERE COMMUNICATIONS, INC., a Florida corporation ("Premiere"), and DIGITEC 2000, INC., a Nevada corporation ("Distributor").

                                   WITNESSETH:

      WHEREAS, Distributor desires to purchase from Premiere prepaid telephone cards with a retail value of Six Million Dollars ($6,000,000.00) (the "Cards"), and to market and sell such Cards to individuals and business customers (hereinafter referred to collectively as "Customers" and individually, as a "Customer") so that such Customers may access the services listed on Exhibit A attached hereto (the "Services"); and

      WHEREAS, the Cards will be marketed under the names "F/X Mexico" (the "F/X Card") and "DigiTEC Direct" (the "DigiTEC Card"), for the prices set forth on Exhibit A attached hereto;

      NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and intending to be legally bound by this Agreement, Premiere and Distributor agree as follows:

1.    RELATIONSHIP

      a. Premiere appoints Distributor, and Distributor accepts such appointment, as its non-exclusive distributor for the sale to Customers of the Cards.

      b. This Agreement does not create an employment agreement, joint venture or partnership between the parties hereto, and neither party has any right nor any authority to act on behalf of the other beyond that expressly granted herein. Distributor shall conduct its business at its own initiative, responsibility and expense.

      c. During the term of this Agreement and thereafter, Premiere reserves the right, without obligation or liability to Distributor for payment of compensation or otherwise, to market the Services, whether through its own representatives, through other independent representative(s) or otherwise.

2.    TERM

      a. This Agreement shall become effective as of the Effective Date and shall continue in effect until the later of (i) six (6) months after the date the last batch of Cards is activated and (ii) one (1) year after the Effective Date.

      b. Either party may terminate this Agreement (i) if the other party becomes insolvent, makes an assignment for the benefit of creditors or files a petition for reorganization under bankruptcy law; (ii) if a petition in bankruptcy is filed by or against the other party and not dismissed within sixty (60) days thereafter; or (iii) if the other party is in breach of a material term or provision of this Agreement and such material breach or default is not cured within thirty (30) days after the other party receives notice of such breach or default.

3. COMMISSIONS. Distributor hereby purchases the Cards from Premiere for an amount equal to Six Million Dollars ($6,000,000.00), which shall be paid for by the delivery of a Promissory Note in the form attached hereto as Exhibit B (the "Note"), Premiere shall pay Distributor commissions ("Commissions") equal to thirty-eight and one-half percent (38.5%) of the retail value of each F/X Card sold by Distributor and forty-one and three-quarters percent (41.75%) of the retail value of each DigiTEC Card sold by Distributor. The Commission on the sale of a Card shall be considered paid to Distributor at the time Distributor makes a prepayment under the Note with respect to such Card, in which case Distributor shall be considered to have paid to Premiere under the Note the full retail value of such Card, and Premiere shall be considered to have paid the Commission to Distributor.

4.    DISTRIBUTOR'S RESPONSIBILITIES. Distributor agrees to:

      a. Market the Cards in accordance with the prices set forth on Exhibit A attached hereto.

      b.    Provide customer service to Customers.

      c. Maintain documents and records ("Records") relating to the sales of Cards to Customers for a period of not less than twelve (12) months or such other longer period as may be required by applicable law, rule or regulation, and produce such documents, with the exception of customer lists, within a reasonable period of time upon request of Premiere.

      d. Deliver to Premiere exemption certificates with respect to applicable state sales and use taxes and federal excise and communications taxes on the sale of the Cards.

      e. Cooperate in the collection, compilation and maintenance of data required to be reported by Premiere or its shareholders pursuant to any federal regulation order.

5.    PREMIERE'S RESPONSIBILITIES. Premiere agrees to:

      a. Provide two (2) 800 numbers to Distributor, one in English and one in Spanish, for Customers to access the Services.

      b. The Services shall be available to Customers twenty-four (24) hours a day, seven days a week.

      c. Distributor understands that the availability of service depends solely upon third party providers, and Premiere neither warrants nor is responsible for the performance or acts of those third party service providers. Service providers frequently add, delete, change and reconfigure or re-tariff their products or services, and Premiere cannot warrant their performance or the continued provision of third party provided services.

6. USE OF NAMES. Distributor shall provide to Premiere for its prior review and written approval, all promotions, advertising or other materials using or displaying the name of Premiere.

7.    CONFIDENTIAL INFORMATION

      a. The parties understand and agree that the terms and conditions of this Agreement, all documents referenced herein, communications between the parties regarding this Agreement or the Services described herein (including price quotes for any Services provided to Customers), and Customer and account information (collectively "Confidential Information") are confidential as between Distributor and Premiere.

      b. A party shall not disclose Confidential Information unless subject to discovery or disclosure pursuant to a law, rule, regulation or legal process, or to any other party other than the directors, officers and employees of a party or distributors of a party including their respective investment bankers, lenders, lawyers, accountants, insurance carriers or prospective purchasers who have agreed not to disclose such Confidential Information.

            Violation by a party or its distributors of the foregoing provisions shall entitle the non-disclosing party, at its option, to obtain injunctive relief without a showing of irreparable harm or injury and without bond.

      c. The parties further agree that any press release, advertisement or publication generated by a party regarding this Agreement, Cards or the Services or in which a party desires to mention the name of the other party or the other party's parent or affiliated company(ies), will be submitted to the non-publishing party for its written approval prior to publication.

      d. The provisions of this Section 7 shall be effective as of the Effective Date and shall remain in full force and effect during the period of this Agreement and for a period of one (1) year after termination of this Agreement.

      e. After the expiration of this Agreement or the termination of this Agreement by either party for any reason, upon request of a party, the other party shall return to the requesting party any physical or written records containing Confidential Information of the requesting party then in its possession.

8.    INDEMNIFICATION

      a. Distributor agrees to indemnify and hold Premiere harmless from any and all claims, actions, damages, expenses and other liabilities, including reasonable attorneys' fees and costs of litigation, resulting from Distributor's acts, omissions or misrepresentations in violation of this Agreement.

      b. Premiere agrees to indemnify and hold Distributor harmless from any and all claims, actions, damages, expenses and other liabilities, including reasonable attorneys' fees and the costs of litigation, resulting from Premiere's acts, omissions or misrepresentations in violation of this Agreement.

9. LIMITED LIABILITY. IN NO EVENT WILL A PARTY'S PERFORMANCE OF FAILURE TO PERFORM ITS OBLIGATIONS HEREUNDER RESULT IN SUCH PARTY'S LIABILITY TO THE OTHER PARTY OR ANY THIRD PARTY FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL LOSSES OR DAMAGES, INCLUDING WITHOUT LIMITATION, LOSS OF REVENUE, LOSS OF CUSTOMERS OR CLIENTS, LOSS OF GOODWILL OR LOSS OF BASED ON ANY THEORY OR TORT, BREACH OF CONTRACT OR STATUTE OF WHETHER AT LAW OR IN EQUITY.

10. Termination. Either party may terminate this Agreement if the other party is in breach or default of a material term or provision of this Agreement and such material breach or default is not cured within three (3) days after the other party receives notice of such breach or default.

11.   GENERAL PROVISIONS

      a. Assignment. Distributor may not assign this Agreement in whole or in part without the prior written consent of Premiere, which may be given or withheld in the sole discretion of Premiere; provided, that Distributor may enter into agreements to market and sell the Cards.

      b. Amendment. This Agreement can be modified only by a written amendment signed Distributor and Premiere and shall not be modified or supplemented by any course of dealing or trade usage.

      c. Force Majeure. Neither party shall be held liable for any delay or failure in performance of any part of this Agreement because of circumstances beyond its control such as acts of God, acts of civil or military authorities, cable cuts, embargoes, epidemics, war, terrorist acts, riots, insurrections, fire, explosions, earthquakes, nuclear accidents, floods, or other major environmental disturbances, power blackouts, strikes, or from any other cause of whatsoever kind arising without its actual fault.

      d. Choice of Law; Forum Selection. This Agreement is governed by the laws of the State of Georgia without regard to choice of law principles. Any legal action or proceeding with respect to this Agreement may only be brought in the Courts of the State of Georgia in and for the County of Fulton or the United States of America in the Northern District of Georgia.

      e. Agency Orders. All obligations under this Agreement shall be subject to legislation and to valid and applicable government agency orders, regulations, tariff provisions, and decisions and orders of courts of competent jurisdiction.

      f. Severability. Both parties agree that it is not the intention of either party to violate public policy, state or federal statutory or common laws, and that if any sentence, paragraph, clause or combination thereof in this Agreement is in violation of the same, such paragraph, clause or sentence, or combination of the same shall be inoperative, and the remainder of this Agreement shall remain binding upon the parties hereto.

      g. Authority. Each party represents and warrants that it has the requisite corporate power and authority to enter into this Agreement and undertake its obligations hereunder, and that this Agreement has been executed and delivered by its duly authorized officer, and is the binding obligation of such party enforceable in accordance with its terms.

      h. Notice. All notices, requests, or other communications under this Agreement shall be in writing and shall be deemed to have been duly given when delivered in person or deposited in the United States Mail, certified or registered, return receipt requested, or nationally recognized overnight mail service, addressed as follows:

            To Premiere:      Premiere Communications, Inc.
                              3399 Peachtree Road, N.E.
                              The Lenox Bldg., Suite 400
                              Atlanta, GA 30326
                              Attention: Patrick G. Jones

            To Distributor:   DigiTEC 2000, Inc.
                              8 West 38th Street
                              5th Floor
                              New York, NY 10018
                              Attention: Frank C. Magliato

      i. Entire Agreement. This Agreement, including Exhibits A and B attached hereto, constitutes the complete statement of the understandings between The parties regarding the subject matter hereof and supersedes all proposals and prior agreements (oral or written) between the parties relating thereto.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.


PREMIERE COMMUNICATIONS, INC.           DIGITEC 2000, INC.

By   /s/ Patrick Jones                  By   /s/ Frank Magliato
     ----------------------------            ----------------------------
Title:  Sr. V.P.                             Title:  Pres.
        -------------------------               -------------------------

The Services consist of domestic and international long distance to the countries set forth on pages A-2 through A-9. The prices for the FX Card are set forth on pages A-2 through A-5, and the prices for the DigiTEC Card are set forth on pages A-6 through A-9. All prices are based on whole minute billing.


                                    EXHIBIT A

PLAN      COUNTRYCOD     COUNTRY                            BASE1STMIN   BASEMIN

2         930            AFGHANISTAN                            0.00        0.00
2         355            ALBANIA                                0.89        0.99
2         213            ALGERIA                                0.99        0.99
2         684            AMERICAN SAMOA                         1.09        0.99
2         336            ANDORRA                                0.49        0.99
2         244            ANGOLA                                 1.29        0.99
2         809497         ANGUILLA                               0.59        0.99
2         672            ANTARCTICA/NORFOLK/CHRISTMS IS         0.00        0.00
2         268            ANTIGUA                                0.57        0.99
2         54             ARGENTINA                              0.79        0.99
2         374            ARMENIA                                0.00        0.00
2         297            ARUBA                                  0.79        0.99
2         247            ASCENSION ISLAND                       1.69        0.99
2         61             AUSTRALIA                              0.39        0.99
2         43             AUSTRIA                                0.55        0.99
2         994            AZERBAIJAN                             1.29        0.99
2         242            BAHAMAS                                0.39        0.99
2         973            BAHRAIN                                0.99        0.99
2         880            BANGLADESH                             1.55        0.99
2         246            BARBADOS                               0.69        0.99
2         375            BELARUS                                1.29        0.99
2         32             BELGIUM                                0.29        0.99
2         501            BELIZE                                 0.99        0.99
2         229            BENIN                                  1.50        0.99
2         441            BERMUDA                                0.49        0.99
2         975            BHUTAN                                 1.89        0.99
2         591            BOLIVIA                                0.99        0.99
2         387            BOSNIA/HERZEGOVINA                     0.85        0.99
2         267            BOTSWANA                               1.39        0.99
2         55             BRAZIL                                 0.79        0.99
2         809494         BRITISH VIRGIN ISLANDS                 0.69        0.99
2         673            BRUNEI                                 1.49        0.99
2         359            BULGARIA                               0.89        0.99
2         226            BURKINA FASO                           1.89        0.99
2         257            BURUNDI                                3.29        0.99
2         855            CAMBODIA                               2.07        0.99
2         237            CAMEROON                               1.43        0.99
2         204            CANADA                                 0.29        0.99
2         238            CAPE VERDE ISLANDS                     1.32        0.99
2         809555         CARRIBEAN DIRECTORY ASSISTANCE         0.00        0.00
2         345            CAYMAN ISLANDS                         0.59        0.99
2         236            CENTRAL AFRICAN REPUBLIC               3.58        0.99
2         235            CHAD REPUBLIC                          3.29        0.99
2         56             CHILE                                  0.69        0.99
2         86             CHINA                                  0.99        0.99
2         57             COLOMBIA                               0.65        0.99
2         269            COMOROS                                0.00        0.00
2         242            CONGO                                  0.00        0.00
2         682            COOK ISLAND                            0.00        0.00
2         506            COSTA RICA                             0.79        0.99
2         385            CROATIA                                0.89        0.99
2         53             CUBA                                   0.85        0.99
2         357            CYPRUS                                 0.99        0.99
2         42             CZECH/SLOVAKIA                         0.59        0.99
2         45             DENMARK                                0.29        0.99
2         246            DIEGO GARCIA                           1.69        0.99
2         253            DJIBOUTI                               1.89        0.99
2         767            DOMINICA                               0.59        0.99

2         809208         DOMINICAN REPUBLIC                     0.45        0.99
2         593            ECUADOR                                0.69        0.99
2         20             EGYPT                                  0.95        0.99
2         503            EL SALVADOR                            0.69        0.99
2         240            EQUATORIAL GUINEA                      3.25        0.99
2         291            ERITREA                                2.49        0.99
2         372            ESTONIA                                0.79        0.99
2         251            ETHIOPIA                               1.73        0.99
2         298            FAEROE ISLANDS                         0.85        0.99
2         500            FALKLAND ISLANDS                       2.94        0.99
2         679            FIJI ISLANDS                           1.99        0.99
2         358            FINLAND                                0.49        0.99
2         33             FRANCE                                 0.39        0.99
2         596            FRENCH ANTILLES                        1.19        0.99
2         594            FRENCH GUIANA                          0.00        0.00
2         689            FRENCH POLYNESIA                       0.00        0.00
2         241            GABON REPUBLIC                         0.00        0.00
2         220            GAMBIA                                 1.31        0.99
2         995            GEORGIA                                1.17        0.99
2         49             GERMANY                                0.29        0.99
2         233            GHANA                                  0.89        0.99
2         350            GIBRALTAR                              1.47        0.99
2         30             GREECE                                 0.79        0.99
2         299            GREENLAND                              0.83        0.99
2         809407         GRENADA                                0.69        0.99
2         590            GUADALOUPE                             0.89        0.99
2         671            GUAM                                   0.29        0.99
2         5399           GUANTANAMO BAY                         0.00        0.00
2         502            GUATEMALA                              0.69        0.99
2         224            GUINEA, PEOPLES REPUBLIC OF            2.19        0.99
2         245            GUINEA-BISSAU                          1.99        0.99
2         592            GUYANA                                 1.29        0.99
2         509            HAITI                                  0.69        0.99
2         504            HONDURAS                               0.89        0.99
2         852            HONG KONG                              0.39        0.99
2         36             HUNGARY                                0.59        0.99
2         354            ICELAND                                0.79        0.99
2         91             INDIA                                  0.85        0.99
2         62             INDONESIA                              0.99        0.99
2         871            INMARSAT-ALL REGIONS                   0.00        0.00
2         98             IRAN                                   1.29        0.99
2         964            IRAQ                                   1.49        0.99
2         353            IRELAND                                0.59        0.99
2         972            ISRAEL                                 0.85        0.99
2         39             ITALY                                  0.49        0.99
2         225            IVORY COAST                            1.39        0.99
2         809202         JAMAICA                                0.69        0.99
2         81             JAPAN                                  0.39        0.99
2         962            JORDAN                                 0.89        0.99
2         254            KENYA                                  1.12        0.99
2         686            KIRIBATI                               1.39        0.99
2         650            KOREA, NORTH                           2.99        0.99
2         82             KOREA, REPUBLIC OF (SOUTH)             0.49        0.99
2         965            KUWAIT                                 0.99        0.99
2         856            LAOS                                   1.59        0.99
2         371            LATVIA                                 0.89        0.99
2         961            LEBANON                                1.39        0.99
2         266            LESOTHO                                1.55        0.99
2         231            LIBERIA                                0.79        0.99
2         218            LIBYA                                  0.99        0.99

2         370            LITHUANIA                              0.69        0.99
2         352            LUXEMBOURG                             0.49        0.99
2         853            MACAU                                  1.13        0.99
2         389            MACEDONIA                              1.45        0.99
2         261            MADAGASCAR                             3.27        0.99
2         265            MALAWI                                 1.21        0.99
2         60             MALAYSIA                               0.79        0.99
2         960            MALDIVES, REPUBLIC OF                  2.99        0.99
2         223            MALI REPUBLIC                          2.39        0.99
2         356            MALTA                                  0.89        0.99
2         692            MARSHALL ISLANDS                       1.65        0.99
2         222            MAURITANIA                             2.18        0.99
2         230            MAURITIUS                              2.31        0.99
2         2696           MAYOTTE IS                             1 79        0.99
2         52161          MEXICO-ZONE 1                          0.17        0.99
2         52862          MEXICO-ZONE 2                          0.24        0.99
2         52632          MEXICO-ZONE 3                          0.34        0.99
2         52140          MEXICO-ZONE 4                          0.39        0.99
2         52123          MEXICO-ZONE 5                          0.39        0.99
2         52120          MEXICO-ZONE 6                          0.39        0.99
2         5210           MEXICO-ZONE 7                          0.39        0.99
2         52232          MEXICO-ZONE 8                          0.39        0.99
2         691            MICRONESIA                             1.87        0.99
2         373            MOLDOVA                                1.62        0.99
2         3393           MONACO                                 0.00        0.00
2         976            MONGOLIA                               2.72        0.99
2         664            MONTSERRAT                             0.59        0.99
2         212            MOROCCO                                0.89        0.99
2         258            MOZAMBIQUE                             1.60        0.99
2         95             MYANAMAR/BURMA                         0.00        0.00
2         264            NAMIBIA                                1.40        0.99
2         674            NAURU                                  1.60        0.99
2         977            NEPAL                                  1.98        0.99
2         31             NETHERLANDS                            0.35        0.99
2         599            NETHERLANDS ANTILLES                   0.44        0.99
2         809469         NEVIS                                  0.59        0.99
2         687            NEW CALEDONIA                          1.51        0.99
2         64             NEW ZEALAND                            0.39        0.99
2         505            NICARAGUA                              0.89        0.99
2         227            NIGER REPUBLIC                         1.89        0.99
2         234            NIGERIA                                0.79        0.99
2         683            NIUE ISLAND                            1.89        0.99
2         47             NORWAY                                 0.49        0.99
2         968            OMAN                                   2.05        0.99
2         92             PAKISTAN                               1.19        0.99
2         680            PALAU REPUBLIC                         2.70        0.99
2         507            PANAMA                                 0.89        0.99
2         675            PAPUA NEW GUINEA                       1.15        0.99
2         595            PARAGUAY                               0.99        0.99
2         51             PERU                                   0.89        0.99
2         63             PHILIPPINES                            0.89        0.99
2         48             POLAND                                 0.69        0.99
2         351            PORTUGAL                               0.69        0.99
2         787            PUERTO RICO                            0.25        0.99
2         974            QATAR                                  1.35        0.99
2         262            REUNION ISLAND                         2.62        0.99
2         40             ROMANIA                                0.89        0.99
2         7              RUSSIA                                 0.79        0.99
2         250            RWANDA                                 2.28        0.99
2         290            SAINT HELENA                           2.92        0.99

2         809465         SAINT KITTS                            0.69        0.99
2         758            SAINT LUCIA                            0.69        0.99
2         508            SAINT PIERRE/MIQUELON                  0.69        0.99
2         809456         SAINT VINCENT                          0.69        0.99
2         670            SAIPAN                                 0.69        0.99
2         378            SAN MARINO                             0.89        0.99
2         239            SAO TOME                               1.39        0.99
2         966            SAUDI ARABIA                           0.99        0.99
2         221            SENEGAL REPUBLIC                       1.69        0.99
2         248            SEYCHELLES ISLANDS                     2.31        0.99
2         232            SIERRA LEONE                           1.83        0.99
2         65             SINGAPORE                              0.39        0.99
2         386            SLOVENIA                               0.98        0.99
2         677            SOLOMON ISLANDS                        1.49        0.99
2         252            SOMALIA                                0.00        0.00
2         27             SOUTH AFRICA                           0.69        0.99
2         34             SPAIN                                  0.59        0.99
2         94             SRI LANKA                              1.29        0.99
2         249            SUDAN                                  1.99        0.99
2         597            SURINAME                               1.39        0.99
2         268            SWAZILAND                              1.39        0.99
2         46             SWEDEN                                 0.39        0.99
2         41             SWITZERLAND                            0.39        0.99
2         963            SYRIA                                  1.89        0.99
2         886            TAIWAN                                 0.49        0.99
2         255            TANZANIA                               1.69        0.99
2         66             THAILAND                               0.99        0.99
2         228            TOGO, REPUBLIC OF                      1.75        0.99
2         676            TONGA ISLANDS                          2.02        0.99
2         809619         TRINIDAD & TOBAGO                      0.69        0.99
2         216            TUNISIA                                1.19        0.99
2         90             TURKEY                                 0.69        0.99
2         809941         TURKS/CAICOS ISLANDS                   0.59        0.99
2         688            TUVALU                                 2.09        0.99
2         256            UGANDA                                 1.47        0.99
2         380            UKRAINE                                0.99        0.99
2         971            UNITED ARAB EMIRATES                   0.79        0.99
2         44             UNITED KINGDOM                         0.39        0.99
2         598            URUGUAY                                0.89        0.99
2         678            VANUATU                                1.58        0.99
2         58             VENEZUELA                              0.49        0.99
2         84             VIETNAM                                1.49        0.99
2         809513         VIRGIN ISLANDS                         0.00        0.00
2         681            WALLIS AND FUTINA                      0.29        0.99
2         685            WESTERN SAMOA                          1.76        0.99
2         967            YEMEN ARAB REPUBLIC                    0.89        0.99
2         243            ZAIRE                                  1.49        0.99
2         260            ZAMBIA                                 0.00        0.00
2         263            ZIMBABWE                               0.00        0.00
2         690            TOKELAU                                0.00        0.00
2         379            VATICAN CITY                           0.00        0.00
2         381            YUGOSLOVIA                             0.89        0.99

PLAN      COUNTRYCOD     COUNTRY                            BASE1STMIN   BASEMIN

1         930            AFGHANISTAN                            0.00        0.00
1         355            ALBANIA                                0.00        0.00
1         213            ALGERIA                                0.00        0.00
1         684            AMERICAN SAMOA                         0.00        0.00
1         336            ANDORRA                                0.00        0.00
1         244            ANGOLA                                 0.00        0.00
1         809497         ANGUILLA                               1.58        0.59
1         672            ANTARCTICA/NORFOLK/CHRISTMS IS         0.00        0.00
1         268            ANTIGUA                                1.56        0.57
1         54             ARGENTINA                              1.58        0.59
1         374            ARMENIA                                0.00        0.00
1         297            ARUBA                                  1.98        0.99
1         247            ASCENSION ISLAND                       0.00        0.00
1         61             AUSTRALIA                              1.28        0.29
1         43             AUSTRIA                                1.54        0.55
1         994            AZERBAIJAN                             0.00        0.00
1         242            BAHAMAS                                1.28        0.29
1         973            BAHRAIN                                0.00        0.00
1         880            BANGLADESH                             0.00        0.00
1         246            BARBADOS                               1.58        0.59
1         375            BELARUS                                0.00        0.00
1         32             BELGIUM                                1.28        0.29
1         501            BELIZE                                 1.98        0.99
1         229            BENIN                                  0.00        0.00
1         441            BERMUDA                                0.00        0.00
1         975            BHUTAN                                 0.00        0.00
1         591            BOLIVIA                                1.78        0.79
1         387            BOSNIA/HERZEGOVINA                     0.00        0.00
1         267            BOTSWANA                               0.00        0.00
1         55             BRAZIL                                 1.58        0.59
1         809494         BRITISH VIRGIN ISLANDS                 1.58        0.59
1         673            BRUNEI                                 0.00        0.00
1         359            BULGARIA                               0.00        0.00
1         226            BURKINA FASO                           0.00        0.00
1         257            BURUNDI                                0.00        0.00
1         855            CAMBODIA                               0.00        0.00
1         237            CAMEROON                               0.00        0.00
1         204            CANADA                                 0.46        0.18
1         238            CAPE VERDE ISLANDS                     2.31        1.32
1         809555         CARRIBEAN DIRECTORY ASSISTANCE         0.00        0.00
1         345            CAYMAN ISLANDS                         0.00        0.00
1         236            CENTRAL AFRICAN REPUBLIC               4.57        3.58
1         235            CHAD REPUBLIC                          0.00        0.00
1         56             CHILE                                  1.58        0.59
1         86             CHINA                                  1.88        0.89
1         57             COLOMBIA                               1.44        0.45
1         269            COMOROS                                0.00        0.00
1         242            CONGO                                  0.00        0.00
1         682            COOK ISLAND                            0.00        0.00
1         506            COSTA RICA                             1.68        0.69
1         385            CROATIA                                0.00        0.00
1         53             CUBA                                   1.48        0.49
1         357            CYPRUS                                 0.00        0.00
1         42             CZECH/SLOVAKIA                         0.00        0.00
1         45             DENMARK                                1.28        0.29
1         246            DIEGO GARCIA                           0.00        0.00
1         253            DJIBOUTI                               0.00        0.00
1         767            DOMINICA                               1.58        0.59

1         809208         DOMINICAN REPUBLIC                     1.26        0.27
1         93             ECUADOR                                1.58        0.59
1         20             EGYPT                                  1.94        0.95
1         503            EL SALVADOR                            1.58        0.59
1         240            EQUATORIAL GUINEA                      0.00        0.00
1         291            ERITREA                                0.00        0.00
1         372            ESTONIA                                0.00        0.00
1         251            ETHIOPIA                               0.00        0.00
1         298            FAEROE ISLANDS                         0.00        0.00
1         500            FALKLAND ISLANDS                       0.00        0.00
1         679            FIJI ISLANDS                           0.00        0.00
1         358            FINLAND                                0.00        0.00
1         33             FRANCE                                 1.28        0.29
1         596            FRENCH ANTILLES                        0.00        0.00
1         594            FRENCH GUIANA                          0.00        0.00
1         689            FRENCH POLYNESIA                       0.00        0.00
1         241            GABON REPUBLIC                         0.00        0.00
1         220            GAMBIA                                 2.08        1.09
1         995            GEORGIA                                0.00        0.00
1         49             GERMANY                                1.28        0.29
1         233            GHANA                                  1.88        0.89
1         350            GIBRALTAR                              0.00        0.00
1         30             GREECE                                 1.68        0.69
1         299            GREENLAND                              0.00        0.00
1         809407         GRENADA                                1.68        0.69
1         590            GUADALOUPE                             1.88        0.89
1         671            GUAM                                   0.00        0.00
1         5399           GUANTANAMO BAY                         0.00        0.00
1         502            GUATEMALA                              1.58        0.59
1         224            GUINEA, PEOPLES REPUBLIC OF            0.00        0.00
1         245            GUINEA-BISSAU                          0.00        0.00
1         592            GUYANA                                 2.28        1.29
1         509            HAITI                                  1.48        0.49
1         504            HONDURAS                               1.78        0.79
1         852            HONG KONG                              1.28        0.29
1         36             HUNGARY                                1.58        0.59
1         354            ICELAND                                0.00        0.00
1         91             INDIA                                  1.68        0.69
1         62             INDONESIA                              1.98        0.99
1         871            INMARSAT-ALL REGIONS                   0.00        0.00
1         98             IRAN                                   0.00        0.00
1         964            IRAQ                                   0.00        0.00
1         353            IRELAND                                1.38        0.39
1         972            ISRAEL                                 1.78        0.79
1         39             ITALY                                  1.38        0.39
1         225            IVORY COAST                            2.38        1.39
1         809202         JAMAICA                                1.44        0.45
1         81             JAPAN                                  1.28        0.29
1         962            JORDAN                                 1.88        0.89
1         254            KENYA                                  2.11        1.12
1         686            KIRIBATI                               0.00        0.00
1         850            KOREA, NORTH                           0.00        0.00
1         82             KOREA, REPUBLIC OF (SOUTH)             1.48        0.49
1         965            KUWAIT                                 1.98        0.99
1         856            LAOS                                   0.00        0.00
1         371            LATVIA                                 0.00        0.00
1         961            LEBANON                                0.00        0.00
1         266            LESOTHO                                0.00        0.00
1         231            LIBERIA                                0.00        0.00
1         218            LIBYA                                  0.00        0.00

1         370            LITHUANIA                              1.68        0.69
1         352            LUXEMBOURG                             0.00        0.00
1         853            MACAU                                  0.00        0.00
1         389            MACEDONIA                              0.00        0.00
1         261            MADAGASCAR                             0.00        0.00
1         265            MALAWI                                 0.00        0.00
1         60             MALAYSIA                               1.78        0.79
1         960            MALDIVES, REPUBLIC OF                  0.00        0.00
1         223            MALI REPUBLIC                          0.00        0.00
1         356            MALTA                                  0.00        0.00
1         692            MARSHALL ISLANDS                       0.00        0.00
1         222            MAURITANIA                             0.00        0.00
1         230            MAURITIUS                              0.00        0.00
1         2696           MAYOTTE IS                             0.00        0.00
1         52161          MEXICO-ZONE 1                          1.44        0.45
1         52862          MEXICO-ZONE 2                          1.44        0.45
1         52632          MEXICO-ZONE 3                          1.44        0.45
1         52140          MEXICO-ZONE 4                          1.44        0.45
1         52123          MEXICO-ZONE 5                          1.44        0.45
1         52120          MEXICO-ZONE 6                          1.44        0.45
1         5210           MEXICO-ZONE 7                          1.44        0.45
1         52232          MEXICO-ZONE 8                          1.44        0.45
1         691            MICRONESIA                             0.00        0.00
1         373            MOLDOVA                                0.00        0.00
1         3393           MONACO                                 0.00        0.00
1         976            MONGOLIA                               0.00        0.00
1         664            MONTSERRAT                             1.58        0.59
1         212            MOROCCO                                1.88        0.89
1         258            MOZAMBIQUE                             0.00        0.00
1         95             MYANAMAR/BURMA                         0.00        0.00
1         264            NAMIBIA                                0.00        0.00
1         674            NAURU                                  0.00        0.00
1         977            NEPAL                                  0.00        0.00
1         31             NETHERLANDS                            1.34        0.35
1         599            NETHERLANDS ANTILLES                   1.43        0.44
1         809469         NEVIS                                  1.58        0.59
1         687            NEW CALEDONIA                          0.00        0.00
1         64             NEW ZEALAND                            1.38        0.39
1         505            NICARAGUA                              1.88        0.89
1         227            NIGER REPUBLIC                         0.00        0.00
1         234            NIGERIA                                1.68        0.69
1         683            NIUE ISLAND                            0.00        0.00
1         47             NORWAY                                 1.38        0.39
1         968            OMAN                                   0.00        0.00
1         92             PAKISTAN                               1.78        0.79
1         680            PALAU REPUBLIC                         0.00        0.00
1         507            PANAMA                                 1.78        0.79
1         675            PAPUA NEW GUINEA                       0.00        0.00
1         595            PARAGUAY                               1.98        0.99
1         51             PERU                                   1.78        0.79
1         63             PHILIPPINES                            1.58        0.59
1         48             POLAND                                 1.58        0.59
1         351            PORTUGAL                               1.68        0.69
1         787            PUERTO RICO                            0.46        0.18
1         974            QATAR                                  0.00        0.00
1         262            REUNION ISLAND                         0.00        0.00
1         40             ROMANIA                                1.88        0.89
1         7              RUSSIA                                 1.68        0.69
1         250            RWANDA                                 1.88        0.89
1         290            SAINT HELENA                           0.00        0.00

1         809465         SAINT KITTS                            0.00        0.00
1         758            SAINT LUCIA                            1.58        0.59
1         508            SAINT PIERRE/MIQUELON                  0.00        0.00
1         809456         SAINT VINCENT                          1.58        0.59
1         670            SAIPAN                                 0.00        0.00
1         378            SAN MARINO                             0.00        0.00
1         239            SAO TOME                               0.00        0.00
1         966            SAUDI ARABIA                           0.00        0.00
1         221            SENEGAL REPUBLIC                       2.68        1.69
1         248            SEYCHELLES ISLANDS                     0.00        0.00
1         232            SIERRA LEONE                           0.00        0.00
1         65             SINGAPORE                              1.28        0.29
1         386            SLOVENIA                               0.00        0.00
1         677            SOLOMON ISLANDS                        0.00        0.00
1         252            SOMALIA                                0.00        0.00
1         27             SOUTH AFRICA                           1.68        0.69
1         34             SPAIN                                  1.48        0.49
1         94             SRI LANKA                              0.00        0.00
1         249            SUDAN                                  0.00        0.00
1         597            SURINAME                               0.00        0.00
1         268            SWAZILAND                              0.00        0.00
1         46             SWEDEN                                 1.28        0.29
1         41             SWITZERLAND                            1.28        0.29
1         963            SYRIA                                  0.00        0.00
1         886            TAIWAN                                 1.38        0.39
1         255            TANZANIA                               0.00        0.00
1         66             THAILAND                               1.88        0.89
1         228            TOGO, REPUBLIC OF                      0.00        0.00
1         676            TONGA ISLANDS                          0.00        0.00
1         809619         TRINIDAD & TOBAGO                      1.58        0.59
1         216            TUNISIA                                0.00        0.00
1         90             TURKEY                                 1.68        0.69
1         809941         TURKS/CAICOS ISLANDS                   0.00        0.00
1         688            TUVALU                                 0.00        0.00
1         256            UGANDA                                 0.00        0.00
1         380            UKRAINE                                0.00        0.00
1         971            UNITED ARAB EMIRATES                   1.78        0.79
1         44             UNITED KINGDOM                         1.28        0.29
1         598            URUGUAY                                1.88        0.89
1         678            VANUATU                                0.00        0.00
1         58             VENEZUELA                              1.38        0.39
1         84             VIETNAM                                0.00        0.00
1         809513         VIRGIN ISLANDS                         0.00        0.00
1         681            WALLIS AND FUTINA                      0.00        0.00
1         685            WESTERN SAMOA                          0.00        0.00
1         967            YEMEN ARAB REPUBLIC                    1.88        0.89
1         243            ZAIRE                                  0.00        0.00
1         260            ZAMBIA                                 0.00        0.00
1         263            ZIMBABWE                               0.00        0.00
1         690            TOKELAU                                0.00        0.00
1         379            VATICAN CITY                           0.00        0.00
1         381            YUGOSLOVIA                             0.00        0.00

                        INDEPENDENT DISTRIBUTOR AGREEMENT

      THIS INDEPENDENT DISTRIBUTOR AGREEMENT (this "Agreement") is made and entered into us of the 26th day of September, 1997 (the "Effective Date"), by and between PREMIERE COMMUNICATIONS, INC., a Florida corporation ("Premiere"), and DIGITEC 2000, INC., a Nevada corporation ("Distributor").

                                   WITNESSETH:

      WHEREAS, Distributor desires to act as a distributor to market and sell prepaid telephone cards with a retail value of Seventy-Five Million Dollars ($75,000,000.00) (the "Cards") to individuals and business customers (hereinafter referred to collectively as "Customers" and individually as a "Customer") so that such Customers may access the services listed on Exhibit A attached hereto (the "Services"); and

      WHEREAS, the Cards will be marketed under the names "F/X Mexico" (the "F/X Card") and "DigiTEC Direct" (the "DigiTEC Card"), for the prices set forth on Exhibit A attached hereto, and under such other names as designated by Distributor;

      NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and intending to be legally bound by this Agreement, Premiere and Distributor agree as follows:

1.    RELATIONSHIP

      a. Premiere appoints Distributor, and Distributor accepts such appointment, as its non-exclusive distributor for the sale to Customers of the Cards.

      b. This Agreement does not create an employment agreement, joint venture or partnership between the parties hereto, and neither party has any right nor any authority to act on behalf of the other beyond that expressly granted herein. Distributor shall conduct its business at its own initiative, responsibility and expense.

      c. During the term of this Agreement and thereafter, Premiere reserves the right, without obligation or liability to Distributor for payment of compensation or otherwise, to market the Services, whether through its own representatives, through other independent representative(s) or otherwise.

2.    TERM

      a. This Agreement shall become effective as of the Effective Date and shall continue in effect until the later of (i) six (6) months after the date the last batch of Cards is activated and (ii) one (1) year after the Effective Date.

      b. Either party may terminate this Agreement (i) if the other party becomes insolvent, makes an assignment for the benefit of creditors or files a petition for reorganization under bankruptcy law; (ii) if a petition in bankruptcy is filed by or against the other party and not dismissed within sixty (60) days thereafter; or (iii) if the other party is in breach of a material term or provision of this Agreement and such material breach or default is not cured within thirty (30) days after the other party receives notice of such breach or default.

3. COMMISSIONS. Premiere shall pay Distributor commissions ("Commissions") equal to thirty-eight and one-half percent (38.5%) of the retail value of each F/X Card sold by Distributor and forty-one and three-quarters percent (41.75%) of the retail value of each DigiTEC Card sold by Distributor, and commissions on other Cards as mutually agreed to by Premiere and Distributor. Commissions for the sale of Cards shall be paid to Distributor at the time Distributor remits to Premiere an amount equal to the retail value of such Cards, less the commissions on such Cards, and the Commissions shall be paid to Distributor by Distributor retaining such Commissions. Payments for the Cards shall be made pursuant to Exhibit B attached hereto. Premiere may offset against Distributor's Commissions any amounts that Distributor may owe to Premiere under this Agreement or any other agreement. Starting January 1, 1998, Distributor agrees to sell Cards with a retail value of at least Four Million Dollars ($4,000,000) each month. In the event that Distributor has not sold all of the Cards by August 31, 1998, then DigiTEC shall promptly pay to Premiere an amount equal to the retail value of the unsold Cards less the Commissions that would have been payable on such Cards.

4.    DISTRIBUTOR'S RESPONSIBILITIES. Distributor agrees to:

      a. Market the Cards, negotiate sales in accordance with the prices set forth on Exhibit A attached hereto, and purchase and deliver the Cards.

      b.    Provide customer service to Customers.

      c. Maintain documents and records ("Records") relating to the sales of Cards to Customers for a period of not less than twelve (12) months or such other longer period as may be required by applicable law, rule or regulation, and produce such documents, with the exception of customer lists, within a reasonable period of time upon request of Premiere.

      d. Deliver to Premiere exemption certificates with respect to applicable state sales and use taxes and federal excise and communications taxes on the sale of the Cards.

      e. Cooperate in the collection, compilation and maintenance of data required to be reported by Premiere or its shareholders pursuant to any federal regulation order.

5.    PREMIERE'S RESPONSIBILITIES. Premiere agrees:

      a. To provide two (2) 800 numbers to Distributor, one in English and one in Spanish, for Customers to access the Services.

      b. That the Services shall be available to Customers twenty-four (24) hours a day, seven days a week.

      Distributor understands that the availability of service depends solely upon third party providers, and Premiere neither warrants nor is responsible for the performance or acts of those third party service providers. Service providers frequently add, delete, change and reconfigure or re-tariff their products or services, and Premiere cannot warrant their performance or the continued provision of third party provided services.

6. USE OF NAMES. Distributor shall provide to Premiere for its prior review and written approval, all promotions, advertising or other materials using or displaying the name of Premiere.

7.    CONFIDENTIAL INFORMATION

      a. The parties understand and agree that the terms and conditions of this Agreement, all documents referenced herein, communications between the parties regarding this Agreement or the Services described herein

            (including price quotes for any Services provided to Customers), and Customer and account information (collectively "Confidential Information"), are confidential as between Distributor and Premiere.

      b. A party shall not disclose Confidential Information unless subject to discovery or disclosure pursuant to a law, rule, regulation or legal process, or to any other party other than the directors, officers and employees of a party or distributors of a party including their respective investment bankers, lenders, lawyers, accountants, insurance carriers or prospective purchasers who have agreed not to disclose such Confidential Information. Violation by a party or its distributors of the foregoing provisions shall entitle the non-disclosing party, at its option, to obtain injunctive relief without a showing of irreparable harm or injury and without bond.

      c. The parties further agree that any press release, advertisement or publication generated by a party regarding this Agreement, Cards or the Services or in which a party desires to mention the name of the other party or the other party's parent or affiliated company(ies), will be submitted to the non-publishing party for its written approval prior to publication.

      d. The provisions of this Section 7 shall be effective as of the Effective Date and shall remain in full force and effect during the period of this Agreement and for a period of one (1) year after termination of this Agreement.

      e. After the expiration of this Agreement or the termination of this Agreement by either party for any reason, upon request of a party, the other party shall return to the requesting party any physical or written records containing Confidential Information of the requesting party then in its possession.

8.    INDEMNIFICATION

      a. Distributor agrees to indemnify and hold Premiere harmless from any and all claims, actions, damages, expenses and other liabilities, including reasonable attorneys' fees and costs of litigation, resulting from Distributor's acts, omissions or misrepresentations in violation of this Agreement.

      b. Premiere agrees to indemnify and hold Distributor harmless from any and all claims, actions, damages, expenses and other liabilities, including reasonable attorneys' fees and the costs of litigation, resulting from

            Premiere's acts, omissions or misrepresentations in violation of this Agreement.

9. LIMITED LIABILITY. IN NO EVENT WILL A PARTY'S PERFORMANCE OF FAILURE TO PERFORM ITS OBLIGATIONS HEREUNDER RESULT IN SUCH PARTY'S LIABILITY TO THE OTHER PARTY OR ANY THIRD PARTY FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL LOSSES OR DAMAGES, INCLUDING WITHOUT LIMITATION, LOSS OF REVENUE, LOSS OF CUSTOMERS OR CLIENTS, LOSS OF GOODWILL OR LOSS OF BASED ON ANY THEORY OR TORT, BREACH OF CONTRACT OR STATUTE OF WHETHER AT LAW OR IN EQUITY.

10. Termination. Either party may terminate this Agreement if the other party is in breach or default of a material term or provision of this Agreement and such material breach or default is not cured within ten (10) days after the other party receives notice of such breach or default.

11.   GENERAL PROVISIONS

      a. Assignment. Distributor may not assign this Agreement in whole or in part without the prior written consent of Premiere, which may be given or withheld in the sole discretion of Premiere; provided, that Distributor may enter into agreements to market and sell the Cards.

      b. Amendment. This Agreement can be modified only by a written amendment signed Distributor and Premiere and shall not be modified or supplemented by any course of dealing or trade usage.

      c. Force Majeure. Neither party shall be held liable for any delay or failure in performance of any part of this Agreement because of circumstances beyond its control such as acts of God, acts of civil or military authorities, cable cuts, embargoes, epidemics, war, terrorist acts, riots, insurrections, fire, explosions, earthquakes, nuclear accidents, floods, or other major environmental disturbances, power blackouts, strikes, or from any other cause of whatsoever kind arising without its actual fault.

      d. Choice of Law; Forum Selection. This Agreement is governed by the laws of the State of Georgia without regard to choice of law principles. Any legal action or proceeding with respect to this Agreement may only be brought in the Courts of the State of Georgia in and for the County of Fulton or the United States of America in the Northern District of Georgia.

      e. Agency Orders. All obligations under this Agreement shall be subject to legislation and to valid and applicable government agency orders, regulations, tariff provisions, and decisions and orders of courts of competent jurisdiction.

      f. Severability. Both parties agree that it is not the intention of either party to violate public policy, state or federal statutory or common laws, and that if any sentence, paragraph, clause or combination thereof in this Agreement is in violation of the same, such paragraph, clause or sentence, or combination of the same shall be inoperative, and the remainder of this Agreement shall remain binding upon the parties hereto.

      g. Authority. Each party represents and warrants that it has the requisite corporate power and authority to enter into this Agreement and undertake its obligations hereunder, and that this Agreement has been executed and delivered by its duly authorized officer, and is the binding obligation of such party enforceable in accordance with its terms.

      h. Notice. All notices, requests, or other communications under this Agreement shall be in writing and shall be deemed to have been duly given when delivered in person or deposited in the United States Mail, certified or registered, return receipt requested, or nationally recognized overnight mail service, addressed as follows:

            To Premiere:      Premiere Communications, Inc.
                              3399 Peachtree Road, N.E.
                              The Lenox Bldg., Suite 400
                              Atlanta, GA 30326
                              Attention: Patrick G. Jones

            To Distributor:   DigiTEC 2000, Inc.
                              8 West 38th Street
                              5th Floor
                              New York, NY 10018
                              Attention: Frank C. Magliato

      i. Entire Agreement. This Agreement, including Exhibits A and B attached hereto, constitutes the complete statement of the understandings between The parties regarding the subject matter hereof and supersedes all proposals and prior agreements (oral or written) between the parties relating thereto.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.


PREMIERE COMMUNICATIONS, INC.           DIGITEC 2000, INC.

By   /s/ Patrick Jones                  By   /s/ Frank Magliato
     ----------------------------            ----------------------------
Title:  Sr. V.P.                             Title:  Pres.
        -------------------------               -------------------------

The Services consist of domestic and international long distance to the countries set forth on pages A-2 through A-9. The prices for the FX Card are set forth on pages A-2 through A-5, and the prices for the DigiTEC Card are set forth on pages A-6 through A-9. All prices are based on whole minute billing.


                                   EXHIBIT A

PLAN      COUNTRYCOD     COUNTRY                            BASE1STMIN   BASEMIN

2         930            AFGHANISTAN                            0.00        0.00
2         355            ALBANIA                                0.89        0.99
2         213            ALGERIA                                0.99        0.99
2         684            AMERICAN SAMOA                         1.09        0.99
2         336            ANDORRA                                0.49        0.99
2         244            ANGOLA                                 1.29        0.99
2         809497         ANGUILLA                               0.59        0.99
2         672            ANTARCTICA/NORFOLK/CHRISTMS IS         0.00        0.00
2         268            ANTIGUA                                0.57        0.99
2         54             ARGENTINA                              0.79        0.99
2         374            ARMENIA                                0.00        0.00
2         297            ARUBA                                  0.79        0.99
2         247            ASCENSION ISLAND                       1.69        0.99
2         61             AUSTRALIA                              0.39        0.99
2         43             AUSTRIA                                0.55        0.99
2         994            AZERBAIJAN                             1.29        0.99
2         242            BAHAMAS                                0.39        0.99
2         973            BAHRAIN                                0.99        0.99
2         880            BANGLADESH                             1.55        0.99
2         246            BARBADOS                               0.69        0.99
2         375            BELARUS                                1.29        0.99
2         32             BELGIUM                                0.29        0.99
2         501            BELIZE                                 0.99        0.99
2         229            BENIN                                  1.50        0.99
2         441            BERMUDA                                0.49        0.99
2         975            BHUTAN                                 1.89        0.99
2         591            BOLIVIA                                0.99        0.99
2         387            BOSNIA/HERZEGOVINA                     0.85        0.99
2         267            BOTSWANA                               1.39        0.99
2         55             BRAZIL                                 0.79        0.99
2         809494         BRITISH VIRGIN ISLANDS                 0.69        0.99
2         673            BRUNEI                                 1.49        0.99
2         359            BULGARIA                               0.89        0.99
2         226            BURKINA FASO                           1.89        0.99
2         257            BURUNDI                                3.29        0.99
2         855            CAMBODIA                               2.07        0.99
2         237            CAMEROON                               1.43        0.99
2         204            CANADA                                 0.29        0.99
2         238            CAPE VERDE ISLANDS                     1.32        0.99
2         809555         CARRIBEAN DIRECTORY ASSISTANCE         0.00        0.00
2         345            CAYMAN ISLANDS                         0.59        0.99
2         236            CENTRAL AFRICAN REPUBLIC               3.58        0.99
2         235            CHAD REPUBLIC                          3.29        0.99
2         56             CHILE                                  0.69        0.99
2         86             CHINA                                  0.99        0.99
2         57             COLOMBIA                               0.65        0.99
2         269            COMOROS                                0.00        0.00
2         242            CONGO                                  0.00        0.00
2         682            COOK ISLAND                            0.00        0.00
2         506            COSTA RICA                             0.79        0.99
2         385            CROATIA                                0.89        0.99
2         53             CUBA                                   0.85        0.99
2         357            CYPRUS                                 0.99        0.99
2         42             CZECH/SLOVAKIA                         0.59        0.99
2         45             DENMARK                                0.29        0.99
2         246            DIEGO GARCIA                           1.69        0.99
2         253            DJIBOUTI                               1.89        0.99
2         767            DOMINICA                               0.59        0.99

2         809208         DOMINICAN REPUBLIC                     0.45        0.99
2         593            ECUADOR                                0.69        0.99
2         20             EGYPT                                  0.95        0.99
2         503            EL SALVADOR                            0.69        0.99
2         240            EQUATORIAL GUINEA                      3.25        0.99
2         291            ERITREA                                2.49        0.99
2         372            ESTONIA                                0.79        0.99
2         251            ETHIOPIA                               1.73        0.99
2         298            FAEROE ISLANDS                         0.85        0.99
2         500            FALKLAND ISLANDS                       2.94        0.99
2         679            FIJI ISLANDS                           1.99        0.99
2         358            FINLAND                                0.49        0.99
2         33             FRANCE                                 0.39        0.99
2         596            FRENCH ANTILLES                        1.19        0.99
2         594            FRENCH GUIANA                          0.00        0.00
2         689            FRENCH POLYNESIA                       0.00        0.00
2         241            GABON REPUBLIC                         0.00        0.00
2         220            GAMBIA                                 1.31        0.99
2         995            GEORGIA                                1.17        0.99
2         49             GERMANY                                0.29        0.99
2         233            GHANA                                  0.89        0.99
2         350            GIBRALTAR                              1.47        0.99
2         30             GREECE                                 0.79        0.99
2         299            GREENLAND                              0.83        0.99
2         809407         GRENADA                                0.69        0.99
2         590            GUADALOUPE                             0.89        0.99
2         671            GUAM                                   0.29        0.99
2         5399           GUANTANAMO BAY                         0.00        0.00
2         502            GUATEMALA                              0.69        0.99
2         224            GUINEA, PEOPLES REPUBLIC OF            2.19        0.99
2         245            GUINEA-BISSAU                          1.99        0.99
2         592            GUYANA                                 1.29        0.99
2         509            HAITI                                  0.69        0.99
2         504            HONDURAS                               0.89        0.99
2         852            HONG KONG                              0.39        0.99
2         36             HUNGARY                                0.59        0.99
2         354            ICELAND                                0.79        0.99
2         91             INDIA                                  0.85        0.99
2         62             INDONESIA                              0.99        0.99
2         871            INMARSAT-ALL REGIONS                   0.00        0.00
2         98             IRAN                                   1.29        0.99
2         964            IRAQ                                   1.49        0.99
2         353            IRELAND                                0.59        0.99
2         972            ISRAEL                                 0.85        0.99
2         39             ITALY                                  0.49        0.99
2         225            IVORY COAST                            1.39        0.99
2         809202         JAMAICA                                0.69        0.99
2         81             JAPAN                                  0.39        0.99
2         962            JORDAN                                 0.89        0.99
2         254            KENYA                                  1.12        0.99
2         686            KIRIBATI                               1.39        0.99
2         650            KOREA, NORTH                           2.99        0.99
2         82             KOREA, REPUBLIC OF (SOUTH)             0.49        0.99
2         965            KUWAIT                                 0.99        0.99
2         856            LAOS                                   1.59        0.99
2         371            LATVIA                                 0.89        0.99
2         961            LEBANON                                1.39        0.99
2         266            LESOTHO                                1.55        0.99
2         231            LIBERIA                                0.79        0.99
2         218            LIBYA                                  0.99        0.99

2         370            LITHUANIA                              0.69        0.99
2         352            LUXEMBOURG                             0.49        0.99
2         853            MACAU                                  1.13        0.99
2         389            MACEDONIA                              1.45        0.99
2         261            MADAGASCAR                             3.27        0.99
2         265            MALAWI                                 1.21        0.99
2         60             MALAYSIA                               0.79        0.99
2         960            MALDIVES, REPUBLIC OF                  2.99        0.99
2         223            MALI REPUBLIC                          2.39        0.99
2         356            MALTA                                  0.89        0.99
2         692            MARSHALL ISLANDS                       1.65        0.99
2         222            MAURITANIA                             2.18        0.99
2         230            MAURITIUS                              2.31        0.99
2         2696           MAYOTTE IS                             1 79        0.99
2         52161          MEXICO-ZONE 1                          0.17        0.99
2         52862          MEXICO-ZONE 2                          0.24        0.99
2         52632          MEXICO-ZONE 3                          0.34        0.99
2         52140          MEXICO-ZONE 4                          0.39        0.99
2         52123          MEXICO-ZONE 5                          0.39        0.99
2         52120          MEXICO-ZONE 6                          0.39        0.99
2         5210           MEXICO-ZONE 7                          0.39        0.99
2         52232          MEXICO-ZONE 8                          0.39        0.99
2         691            MICRONESIA                             1.87        0.99
2         373            MOLDOVA                                1.62        0.99
2         3393           MONACO                                 0.00        0.00
2         976            MONGOLIA                               2.72        0.99
2         664            MONTSERRAT                             0.59        0.99
2         212            MOROCCO                                0.89        0.99
2         258            MOZAMBIQUE                             1.60        0.99
2         95             MYANAMAR/BURMA                         0.00        0.00
2         264            NAMIBIA                                1.40        0.99
2         674            NAURU                                  1.60        0.99
2         977            NEPAL                                  1.98        0.99
2         31             NETHERLANDS                            0.35        0.99
2         599            NETHERLANDS ANTILLES                   0.44        0.99
2         809469         NEVIS                                  0.59        0.99
2         687            NEW CALEDONIA                          1.51        0.99
2         64             NEW ZEALAND                            0.39        0.99
2         505            NICARAGUA                              0.89        0.99
2         227            NIGER REPUBLIC                         1.89        0.99
2         234            NIGERIA                                0.79        0.99
2         683            NIUB ISLAND                            1.89        0.99
2         47             NORWAY                                 0.49        0.99
2         968            OMAN                                   2.05        0.99
2         92             PAKISTAN                               1.19        0.99
2         680            PALAU REPUBLIC                         2.70        0.99
2         507            PANAMA                                 0.89        0.99
2         675            PAPUA NEW GUINEA                       1.15        0.99
2         595            PARAGUAY                               0.99        0.99
2         51             PERU                                   0.89        0.99
2         63             PHILIPPINES                            0.89        0.99
2         48             POLAND                                 0.69        0.99
2         351            PORTUGAL                               0.69        0.99
2         787            PUERTO RICO                            0.25        0.99
2         974            QATAR                                  1.35        0.99
2         262            REUNION ISLAND                         2.62        0.99
2         40             ROMANIA                                0.89        0.99
2         7              RUSSIA                                 0.79        0.99
2         250            RWANDA                                 2.28        0.99
2         290            SAINT HELENA                           2.92        0.99

2         809465         SAINT KITTS                            0.69        0.99
2         758            SAINT LUCIA                            0.69        0.99
2         508            SAINT PIERRE/MIQUELON                  0.69        0.99
2         809456         SAINT VINCENT                          0.69        0.99
2         670            SAIPAN                                 0.69        0.99
2         378            SAN MARINO                             0.89        0.99
2         239            SAO TOME                               1.39        0.99
2         966            SAUDI ARABIA                           0.99        0.99
2         221            SENEGAL REPUBLIC                       1.69        0.99
2         248            SEYCHELLES ISLANDS                     2.31        0.99
2         232            SIERRA LEONE                           1.83        0.99
2         65             SINGAPORE                              0.39        0.99
2         386            SLOVENIA                               0.98        0.99
2         677            SOLOMON ISLANDS                        1.49        0.99
2         252            SOMALIA                                0.00        0.00
2         27             SOUTH AFRICA                           0.69        0.99
2         34             SPAIN                                  0.59        0.99
2         94             SRI LANKA                              1.29        0.99
2         249            SUDAN                                  1.99        0.99
2         597            SURINAME                               1.39        0.99
2         268            SWAZILAND                              1.39        0.99
2         46             SWEDEN                                 0.39        0.99
2         41             SWITZERLAND                            0.39        0.99
2         963            SYRIA                                  1.89        0.99
2         886            TAIWAN                                 0.49        0.99
2         255            TANZANIA                               1.69        0.99
2         66             THAILAND                               0.99        0.99
2         228            TOGO, REPUBLIC OF                      1.75        0.99
2         676            TONGA ISLANDS                          2.02        0.99
2         809619         TRINIDAD & TOBAGO                      0.69        0.99
2         216            TUNISIA                                1.19        0.99
2         90             TURKEY                                 0.69        0.99
2         809941         TURKS/CAICOS ISLANDS                   0.59        0.99
2         688            TUVALU                                 2.09        0.99
2         256            UGANDA                                 1.47        0.99
2         380            UKRAINE                                0.99        0.99
2         971            UNITED ARAB EMIRATES                   0.79        0.99
2         44             UNITED KINGDOM                         0.39        0.99
2         598            URUGUAY                                0.89        0.99
2         678            VANUATU                                1.58        0.99
2         58             VENEZUELA                              0.49        0.99
2         84             VIETNAM                                1.49        0.99
2         809513         VIRGIN ISLANDS                         0.00        0.00
2         681            WALLIS AND FUTINA                      0.29        0.99
2         685            WESTERN SAMOA                          1.76        0.99
2         967            YEMEN ARAB REPUBLIC                    0.89        0.99
2         243            ZAIRE                                  1.49        0.99
2         260            ZAMBIA                                 0.00        0.00
2         263            ZIMBABWE                               0.00        0.00
2         690            TOKELAU                                0.00        0.00
2         379            VATICAN CITY                           0.00        0.00
2         381            YUGOSLOVIA                             0.89        0.99

PLAN      COUNTRYCOD     COUNTRY                            BASE1STMIN   BASEMIN

1         930            AFGHANISTAN                            0.00        0.00
1         355            ALBANIA                                0.00        0.00
1         213            ALGERIA                                0.00        0.00
1         684            AMERICAN SAMOA                         0.00        0.00
1         336            ANDORRA                                0.00        0.00
1         244            ANGOLA                                 0.00        0.00
1         809497         ANGUILLA                               1.58        0.59
1         672            ANTARCTICA/NORFOLK/CHRISTMS IS         0.00        0.00
1         268            ANTIGUA                                1.56        0.57
1         54             ARGENTINA                              1.58        0.59
1         374            ARMENIA                                0.00        0.00
1         297            ARUBA                                  1.98        0.99
1         247            ASCENSION ISLAND                       0.00        0.00
1         61             AUSTRALIA                              1.28        0.29
1         43             AUSTRIA                                1.54        0.55
1         994            AZERBAIJAN                             0.00        0.00
1         242            BAHAMAS                                1.28        0.29
1         973            BAHRAIN                                0.00        0.00
1         880            BANGLADESH                             0.00        0.00
1         246            BARBADOS                               1.58        0.59
1         375            BELARUS                                0.00        0.00
1         32             BELGIUM                                1.28        0.29
1         501            BELIZE                                 1.98        0.99
1         229            BENIN                                  0.00        0.00
1         441            BERMUDA                                0.00        0.00
1         975            BHUTAN                                 0.00        0.00
1         591            BOLIVIA                                1.78        0.79
1         387            BOSNIA/HERZEGOVINA                     0.00        0.00
1         267            BOTSWANA                               0.00        0.00
1         55             BRAZIL                                 1.58        0.59
1         809494         BRITISH VIRGIN ISLANDS                 1.58        0.59
1         673            BRUNEI                                 0.00        0.00
1         359            BULGARIA                               0.00        0.00
1         226            BURKINA FASO                           0.00        0.00
1         257            BURUNDI                                0.00        0.00
1         855            CAMBODIA                               0.00        0.00
1         237            CAMEROON                               0.00        0.00
1         204            CANADA                                 0.46        0.18
1         238            CAPE VERDE ISLANDS                     2.31        1.32
1         809555         CARRIBEAN DIRECTORY ASSISTANCE         0.00        0.00
1         345            CAYMAN ISLANDS                         0.00        0.00
1         236            CENTRAL AFRICAN REPUBLIC               4.57        3.58
1         235            CHAD REPUBLIC                          0.00        0.00
1         56             CHILE                                  1.58        0.59
1         86             CHINA                                  1.88        0.89
1         57             COLOMBIA                               1.44        0.45
1         269            COMOROS                                0.00        0.00
1         242            CONGO                                  0.00        0.00
1         682            COOK ISLAND                            0.00        0.00
1         506            COSTA RICA                             1.68        0.69
1         385            CROATIA                                0.00        0.00
1         53             CUBA                                   1.48        0.49
1         357            CYPRUS                                 0.00        0.00
1         42             CZECH/SLOVAKIA                         0.00        0.00
1         45             DENMARK                                1.28        0.29
1         246            DIEGO GARCIA                           0.00        0.00
1         253            DJIBOUTI                               0.00        0.00
1         767            DOMINICA                               1.58        0.59

1         809208         DOMINICAN REPUBLIC                     1.26        0.27
1         93             ECUADOR                                1.58        0.59
1         20             EGYPT                                  1.94        0.95
1         503            EL SALVADOR                            1.58        0.59
1         240            EQUATORIAL GUINEA                      0.00        0.00
1         291            ERITREA                                0.00        0.00
1         372            ESTONIA                                0.00        0.00
1         251            ETHIOPIA                               0.00        0.00
1         298            FAEROE ISLANDS                         0.00        0.00
1         500            FALKLAND ISLANDS                       0.00        0.00
1         679            FIJI ISLANDS                           0.00        0.00
1         358            FINLAND                                0.00        0.00
1         33             FRANCE                                 1.28        0.29
1         596            FRENCH ANTILLES                        0.00        0.00
1         594            FRENCH GUIANA                          0.00        0.00
1         689            FRENCH POLYNESIA                       0.00        0.00
1         241            GABON REPUBLIC                         0.00        0.00
1         220            GAMBIA                                 2.08        1.09
1         995            GEORGIA                                0.00        0.00
1         49             GERMANY                                1.28        0.29
1         233            GHANA                                  1.88        0.89
1         350            GIBRALTAR                              0.00        0.00
1         30             GREECE                                 1.68        0.69
1         299            GREENLAND                              0.00        0.00
1         809407         GRENADA                                1.68        0.69
1         590            GUADALOUPE                             1.88        0.89
1         671            GUAM                                   0.00        0.00
1         5399           GUANTANAMO BAY                         0.00        0.00
1         502            GUATEMALA                              1.58        0.59
1         224            GUINEA, PEOPLES REPUBLIC OF            0.00        0.00
1         245            GUINEA-BISSAU                          0.00        0.00
1         592            GUYANA                                 2.28        1.29
1         509            HAITI                                  1.48        0.49
1         504            HONDURAS                               1.78        0.79
1         852            HONG KONG                              1.28        0.29
1         36             HUNGARY                                1.58        0.59
1         354            ICELAND                                0.00        0.00
1         91             INDIA                                  1.68        0.69
1         62             INDONESIA                              1.98        0.99
1         871            INMARSAT-ALL REGIONS                   0.00        0.00
1         98             IRAN                                   0.00        0.00
1         964            IRAQ                                   0.00        0.00
1         353            IRELAND                                1.38        0.39
1         972            ISRAEL                                 1.78        0.79
1         39             ITALY                                  1.38        0.39
1         225            IVORY COAST                            2.38        1.39
1         809202         JAMAICA                                1.44        0.45
1         81             JAPAN                                  1.28        0.29
1         962            JORDAN                                 1.88        0.89
1         254            KENYA                                  2.11        1.12
1         686            KIRIBATI                               0.00        0.00
1         850            KOREA, NORTH                           0.00        0.00
1         82             KOREA, REPUBLIC OF (SOUTH)             1.48        0.49
1         965            KUWAIT                                 1.98        0.99
1         856            LAOS                                   0.00        0.00
1         371            LATVIA                                 0.00        0.00
1         961            LEBANON                                0.00        0.00
1         266            LESOTHO                                0.00        0.00
1         231            LIBERIA                                0.00        0.00
1         218            LIBYA                                  0.00        0.00

1         370            LITHUANIA                              1.68        0.69
1         352            LUXEMBOURG                             0.00        0.00
1         853            MACAU                                  0.00        0.00
1         389            MACEDONIA                              0.00        0.00
1         261            MADAGASCAR                             0.00        0.00
1         265            MALAWI                                 0.00        0.00
1         60             MALAYSIA                               1.78        0.79
1         960            MALDIVES, REPUBLIC OF                  0.00        0.00
1         223            MALI REPUBLIC                          0.00        0.00
1         356            MALTA                                  0.00        0.00
1         692            MARSHALL ISLANDS                       0.00        0.00
1         222            MAURITANIA                             0.00        0.00
1         230            MAURITIUS                              0.00        0.00
1         2696           MAYOTTE IS                             0.00        0.00
1         52161          MEXICO-ZONE 1                          1.44        0.45
1         52862          MEXICO-ZONE 2                          1.44        0.45
1         52632          MEXICO-ZONE 3                          1.44        0.45
1         52140          MEXICO-ZONE 4                          1.44        0.45
1         52123          MEXICO-ZONE 5                          1.44        0.45
1         52120          MEXICO-ZONE 6                          1.44        0.45
1         5210           MEXICO-ZONE 7                          1.44        0.45
1         52232          MEXICO-ZONE 8                          1.44        0.45
1         691            MICRONESIA                             0.00        0.00
1         373            MOLDOVA                                0.00        0.00
1         3393           MONACO                                 0.00        0.00
1         976            MONGOLIA                               0.00        0.00
1         664            MONTSERRAT                             1.58        0.59
1         212            MOROCCO                                1.88        0.89
1         258            MOZAMBIQUE                             0.00        0.00
1         95             MYANAMAR/BURMA                         0.00        0.00
1         264            NAMIBIA                                0.00        0.00
1         674            NAURU                                  0.00        0.00
1         977            NEPAL                                  0.00        0.00
1         31             NETHERLANDS                            1.34        0.35
1         599            NETHERLANDS ANTILLES                   1.43        0.44
1         809469         NEVIS                                  1.58        0.59
1         687            NEW CALEDONIA                          0.00        0.00
1         64             NEW ZEALAND                            1.38        0.39
1         505            NICARAGUA                              1.88        0.89
1         227            NIGER REPUBLIC                         0.00        0.00
1         234            NIGERIA                                1.68        0.69
1         683            NIUE ISLAND                            0.00        0.00
1         47             NORWAY                                 1.38        0.39
1         968            OMAN                                   0.00        0.00
1         92             PAKISTAN                               1.78        0.79
1         680            PALAU REPUBLIC                         0.00        0.00
1         507            PANAMA                                 1.78        0.79
1         675            PAPUA NEW GUINEA                       0.00        0.00
1         595            PARAGUAY                               1.98        0.99
1         51             PERU                                   1.78        0.79
1         63             PHILIPPINES                            1.58        0.59
1         48             POLAND                                 1.58        0.59
1         351            PORTUGAL                               1.68        0.69
1         787            PUERTO RICO                            0.46        0.18
1         974            QATAR                                  0.00        0.00
1         262            REUNION ISLAND                         0.00        0.00
1         40             ROMANIA                                1.88        0.89
1         7              RUSSIA                                 1.68        0.69
1         250            RWANDA                                 1.88        0.89
1         290            SAINT HELENA                           0.00        0.00

1         809465         SAINT KITTS                            0.00        0.00
1         758            SAINT LUCIA                            1.58        0.59
1         508            SAINT PIERRE/MIQUELON                  0.00        0.00
1         809456         SAINT VINCENT                          1.58        0.59
1         670            SAIPAN                                 0.00        0.00
1         378            SAN MARINO                             0.00        0.00
1         239            SAO TOME                               0.00        0.00
1         966            SAUDI ARABIA                           0.00        0.00
1         221            SENEGAL REPUBLIC                       2.68        1.69
1         248            SEYCHELLES ISLANDS                     0.00        0.00
1         232            SIERRA LEONE                           0.00        0.00
1         65             SINGAPORE                              1.28        0.29
1         386            SLOVENIA                               0.00        0.00
1         677            SOLOMON ISLANDS                        0.00        0.00
1         252            SOMALIA                                0.00        0.00
1         27             SOUTH AFRICA                           1.68        0.69
1         34             SPAIN                                  1.48        0.49
1         94             SRI LANKA                              0.00        0.00
1         249            SUDAN                                  0.00        0.00
1         597            SURINAME                               0.00        0.00
1         268            SWAZILAND                              0.00        0.00
1         46             SWEDEN                                 1.28        0.29
1         41             SWITZERLAND                            1.28        0.29
1         963            SYRIA                                  0.00        0.00
1         886            TAIWAN                                 1.38        0.39
1         255            TANZANIA                               0.00        0.00
1         66             THAILAND                               1.88        0.89
1         228            TOGO, REPUBLIC OF                      0.00        0.00
1         676            TONGA ISLANDS                          0.00        0.00
1         809619         TRINIDAD & TOBAGO                      1.58        0.59
1         216            TUNISIA                                0.00        0.00
1         90             TURKEY                                 1.68        0.69
1         809941         TURKS/CAICOS ISLANDS                   0.00        0.00
1         688            TUVALU                                 0.00        0.00
1         256            UGANDA                                 0.00        0.00
1         380            UKRAINE                                0.00        0.00
1         971            UNITED ARAB EMIRATES                   1.78        0.79
1         44             UNITED KINGDOM                         1.28        0.29
1         598            URUGUAY                                1.88        0.89
1         678            VANUATU                                0.00        0.00
1         58             VENEZUELA                              1.38        0.39
1         84             VIETNAM                                0.00        0.00
1         809513         VIRGIN ISLANDS                         0.00        0.00
1         681            WALLIS AND FUTINA                      0.00        0.00
1         685            WESTERN SAMOA                          0.00        0.00
1         967            YEMEN ARAB REPUBLIC                    1.88        0.89
1         243            ZAIRE                                  0.00        0.00
1         260            ZAMBIA                                 0.00        0.00
1         263            ZIMBABWE                               0.00        0.00
1         690            TOKELAU                                0.00        0.00
1         379            VATICAN CITY                           0.00        0.00
1         381            YUGOSLOVIA                             0.00        0.00

                               DigiTEC 2000, Inc.
         Procedures Regarding Activations, Payments and Trouble Tickets

      Set forth below are the procedures concerning activations, payments and trouble tickets with respect to the Independent Distributor Agreement dated September ___, 1997.

      1. Activation requests received by Premiere by twelve noon on a business day will be activated on the same day.

      2. Activation requests received by Premiere between twelve noon and 5:30 p.m. on a business day will be activated by 8:30 a.m. the next business day.

      3.    Payment for activated cards will be made as follows:

            (a) 50% of the retail value of cards less applicable commissions activated on day one will be due by wire transfer by 5:00 p.m. on day five. For example, if cards with a retail value of $50,000 with a commission of 38.5% are activated on a Monday, $15,375 will be due by wire transfer by 5:00 p.m. on Friday. If the fifth day falls on a weekend or holiday, the wire transfer will be due the next business day.

            (b) The 50% balance will be due on the tenth day after activation by check, with the day of activation counted as day one. In the above example, a $15,375 check would need to be received by Premiere by the following Wednesday.

      4.    No cards will be activated unless all payments are current.

      5. If a wire transfer is not received by day five or a check by day ten, Premiere will notify DigiTEC and if the wire transfer or check, as the case may be, is not received by the close of business on the day following the date of notice, the cards related to such payment will be deactivated.

            (a) If a check is returned NSF, a wire transfer in the amount of such check must be initiated by DigiTEC promptly after notification by Premiere. If the wire transfer is not received by Premiere by the close of business on the day following the date of notification, the cards related to such check will be deactivated.

      6. Activation requests should be faxed to Mike Shanahan at (404) 231-3880. Mike's phone number is (404) 262-8518, and he will be the primary contact person at Premiere. The other contact people at Premiere are Liz Warfford (404/262-8529) and Julianne Vaio (404/262-8435).


                                    EXHIBIT B
                                     1 of 2

      7. Trouble tickets should be faxed to Meghan Harris at (404) 233-0976. Her phone number is (404) 262-8416. All system inquiries should be directed to Meghan also. If Meghan is not available, Jason Furst (404/504-2155) should be contacted. If a problem cannot be resolved through Meghan and/or Jason, you should call Sonya Smith (404/262-8455) or Nici Rioux (404/262-8492). Attached is Premiere's "After Hours Escalation Information," which contains phone numbers to be used during non-business hours.


                                     2 of 2

                                 PROMISSORY NOTE

$6,000,000.00                                                 September 25, 1997


      DIGITEC 2000, INC., a Nevada corporation (hereinafter referred to as "Debtor"), for value received, hereby promises to pay to the order of PREMIERE COMMUNICATIONS, INC., a Florida corporation (hereinafter referred to as "Payee"), the principal sum of SIX MILLION AND 00/100 DOLLARS ($6,000,000.00), without interest, on December 31, 1997. Any principal of this Note not paid when due shall bear interest after such due date until paid at the rate of fifteen percent (15%) per annum, compounded monthly, and Debtor shall pay all costs of collection. The principal hereof and the interest thereon are payable at 3399 Peachtree Road, Suite 400, Atlanta, GA 30326, or at such other place as Payee may from time to time designate to Debtor in writing, in coin or currency of the United States of America.

      Prepayment. Debtor may, at any time and from time to time, prepay all or any portion of the principal of this Note remaining unpaid, without penalty or premium. Debtor shall prepay the principal of this Note by wire transfer in an amount equal to 50% of the retail value of a Card on the third (3rd) day after it is activated (with the day of activation counting as day one), and 50% of the retail value of such Card by check on the seventh (7th) day after it is activated. Debtor shall have the right to offset against such prepayment the amount of any commissions due Debtor with respect to such Card pursuant to that certain Independent Distributor Agreement of even date by and between Payee and Debtor.

      Events of Default. If any of the following events (an "Event of Default") shall occur and be continuing for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or otherwise), then this Note shall thereupon be and become, forthwith due and payable, without any further notice or demand of any kind whatsoever, all of which are hereby expressly waived:

      (a) If Debtor defaults in the payment of principal or interest on this Note when and as the same shall become due and payable; or

      (b) If Debtor makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or

      (c) If an order, judgment or decree is entered adjudicating Debtor bankrupt or insolvent; or

      (d) If Debtor petitions or applies to any tribunal for the appointment of a trustee or receiver of Debtor, or of any substantial part of the assets of Debtor, or commences any proceedings relating to Debtor under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect; or

      (e) If any such petition or application is filed, or any such proceedings are commenced, against Debtor, and Debtor by any act indicates its approval thereof, consent thereto, or acquiescence therein, or an order is entered appointing any such trustee or receiver, or approving the petition in any such proceedings, and such order remains unstayed and in effect for more than ninety
(90) days.

      Waiver. Any failure on the part of Payee at any time to require the performance by Debtor of any of the terms or provisions hereof, even if known, shall in no way affect the right thereafter to enforce the same, nor shall any failure of Payee to insist on strict compliance with the terms and conditions hereof be taken or held to be a waiver of any succeeding breach or of the right of Payee to insist on strict compliance with the terms and conditions hereof.

      Time. Time is of the essence.

      Notices. All notices, requests, demands and other communications to Debtor hereunder shall be in writing and shall be deemed to have been duly given and delivered when delivered in person, when mailed postage prepaid by registered or certified mail with return receipt requested, when delivered by overnight delivery service, or when delivered by facsimile, to DigiTEC 2000, Inc., 8 West 38th Street, 5th Floor, New York, NY 10018 (fax no. (212)730-1247), or to such other address or facsimile number as Debtor may designate to Payee as set forth herein.

      Applicable Law. This Note shall be governed by, and enforced and interpreted in accordance with, the laws of the State of Georgia. Debtor hereby submits to the jurisdiction of the courts of Georgia, both state and federal, and waives any objection to venue with respect to actions brought in such courts.

      IN WITNESS WHEREOF, Debtor has executed this Note under seal as of the date first set forth above.


                                        DIGITEC 2000, INC.

                                        By: /s/ Frank Magliato
                                            ---------------------------

                                        Title: Frank Magliato
                                               ------------------------


                                                      (CORPORATE SEAL)